SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                          (Amendment No. N/A)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission only (as permitted by
       Rule 12a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                     THE MANITOWOC COMPANY, INC.
           (Name of Registrant as Specified in Its Charter)

                             Not Applicable
      ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ] Check box  if  any part  of  the fee  is  offset as  provided  by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:








                     THE MANITOWOC COMPANY, INC.

                        500 South 16th Street

                             P.O. Box 66

                   Manitowoc, Wisconsin 54221-0066

                            (920) 684-4410











                            March 20, 2000







 TERRY D. GROWCOCK

  PRESIDENT AND

CHIEF EXECUTIVE OFFICER





Dear Shareholder:



     You are cordially invited to attend the 2000 Annual Meeting of

Shareholders of The Manitowoc Company, Inc. which will be held at the

Holiday Inn Manitowoc located at 4601 Calumet Avenue, Manitowoc,

Wisconsin, on Tuesday, May 2, 2000, at 9:00 a.m. (CDT).



     As set forth in the enclosed proxy materials, the only matter of business scheduled to be acted upon at the meeting is the election of two directors.  The Board of Directors of the Company recommends a vote "FOR" election of the two directors, named in the enclosed proxy materials, to serve a term ending at our Annual Meeting of

Shareholders in the year 2003.



     Whether or not you are able to attend the 2000 Annual Meeting, we welcome your questions and comments about the Company.  To make the best use of time at the meeting, we would appreciate receiving your questions or comments, in writing, in advance of the meeting, so they can be answered as completely as possible at the meeting.  If you wish to make a comment or ask a question in writing, we would appreciate receiving it by April 25th.



     It is important that your shares be represented and voted at the meeting.  Accordingly, please sign, date, and promptly mail the enclosed proxy card in the envelope provided.



     To help us plan for the meeting, please mark your proxy card telling us if you will be attending personally.



                                   Sincerely,

                                     /s/ Terry D. Growcock




                     THE MANITOWOC COMPANY, INC.

                        500 South 16th Street

                             P.O. Box 66

                   Manitowoc, Wisconsin 54221-0066

                            (920) 684-4410











               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS





TO THE SHAREHOLDERS OF

THE MANITOWOC COMPANY, INC.



     Notice is hereby given that the Annual Meeting of Shareholders of

The Manitowoc Company, Inc. (the "Company"), a Wisconsin corporation,

will be held at the Holiday Inn Manitowoc located at 4601 Calumet

Avenue, Manitowoc, Wisconsin, on Tuesday, May 2, 2000, at 9:00 a.m.

(CDT), for the following purposes:



1.To elect two directors of the Company as described in the Proxy

  Statement; and



2.To transact such other business as may properly come before the

  Annual Meeting or any adjournment thereof;



all as set forth and described in the accompanying Proxy Statement.



     The Board of Directors has fixed the close of business on

February 23, 2000, as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual

Meeting.





     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN

PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND PROMPTLY RETURN

THE ENCLOSED PROXY CARD USING THE ENCLOSED SELF-ADDRESSED ENVELOPE

WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.





                                   By Order of the Board of Directors





                                   MAURICE D. JONES

                                   General Counsel and Secretary





Manitowoc, Wisconsin

March 20, 2000







PROXY STATEMENT



                     THE MANITOWOC COMPANY, INC.

                        500 South 16th Street

                             P.O. Box 66

                   Manitowoc, Wisconsin 54221-0066

                            (920) 684-4410



                       SOLICITATION AND VOTING



     This Proxy Statement is furnished by the Board of Directors (the

"Board of Directors") of The Manitowoc Company, Inc., a Wisconsin

corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual

Meeting of Shareholders (the "Annual Meeting") to be held at 9:00

a.m., Central Daylight Time, on Tuesday, May 2, 2000, at the Holiday

Inn Manitowoc located at 4601 Calumet Avenue, Manitowoc, Wisconsin,

and at any and all adjournments thereof.  This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 20, 2000.



     On February 23, 2000, the record date for determining

shareholders entitled to vote at the Annual Meeting, there were outstanding 26,091,680 shares of Company Common Stock, $0.0l par value per share (the "Common Stock").  Each share outstanding on the record date is entitled to one vote on all matters presented at the meeting.



     Any shareholder entitled to vote may vote in person or by duly executed proxy.  A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.  Attendance at the

Annual Meeting will not in itself constitute revocation of a proxy.

The shares represented by all properly executed unrevoked proxies received in time for the Annual Meeting will be voted as specified on the proxies.  Shares held for the accounts of participants in the

Company's Dividend Reinvestment Plan and RSVP Profit Sharing Plan (for

which the proxies will serve as voting instructions for the shares)

will be voted in accordance with the instructions of participants or otherwise in accordance with the terms of those Plans.  If no direction is given on a properly executed unrevoked proxy, it will be voted FOR each of the two director nominees.



     The cost of soliciting proxies will be borne by the Company.

Solicitation will be made principally by mail, but also may be made by telephone, facsimile or other means of communication by certain directors, officers, employees, and agents of the Company.  Such directors, officers, and employees will receive no compensation for these efforts in addition to their regular compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.  The Company has retained the services of Georgeson

& Company Inc. to assist in the solicitation of proxies for an anticipated cost to the Company of $7,500, plus reasonable out-of-

pocket expenses.  The Company will request persons holding shares in their names for the benefit of others, or in the names of their nominees, to send proxy material to and obtain proxies from their principals and will reimburse such persons for their expenses in so doing.


     To be effective, a matter presented for a vote of shareholders at the Annual Meeting must be acted upon by a quorum (i.e., a majority of the votes entitled to be cast represented at the Annual Meeting in person or by proxy). Abstentions, shares for which authority is withheld to vote for director nominees, and broker non-votes (i.e.,

proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum.  Once a share is represented at the Annual Meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned meeting,

unless a new record date is or must be set for the adjourned meeting.



     Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present.  A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (two at the Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.  Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another nominee receiving a larger number of votes.





                       OWNERSHIP OF SECURITIES



STOCK OWNERSHIP OF BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT



     The following table sets forth information regarding the

beneficial ownership of each person or entity known by the Company to have beneficial ownership of more than 5% of the Company's outstanding

Common Stock as of December 31, 1999.





  NAME AND ADDRESS OF          AMOUNT AND NATURE OF

    BENEFICIAL OWNER           BENEFICIAL OWNERSHIP         PERCENT OF CLASS

-----------------------------------------------------------------------------

  FMR Corp. (1)

  82 Devonshire Street              1,364,713                  5.25%

  Boston, Massachusetts 02109





(1)  Based solely on Amendment No. 3 to Schedule 13G under the

   Securities Exchange Act of 1934, as amended, dated February 11,

   2000.  FMR Corp., reporting on behalf of itself and its direct and indirect subsidiaries, and on behalf of its chairman, Edward C.

   Johnson 3d, and one of its directors, Abigail P. Johnson, has indicated sole voting power with respect to 829,563 of the shares,

   shared voting power with respect to none of the shares, and sole dispositive power with respect to all of the shares.



STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT



     The following table sets forth information regarding the

beneficial ownership of Common Stock by each director and director nominee of the Company, by each executive officer of the Company named in the Summary Compensation Table below, and by the directors and executive officers of the Company as a group.  Unless otherwise indicated, the information is provided as of February 23, 2000.  Each of the persons listed below is the beneficial owner of less than 1% of the outstanding shares of Common Stock, except that the executive officers and directors as a group own 5.3% of the outstanding shares of Common Stock. The table also reflects for each person the number of

Common Stock units associated with compensation deferred under the

Company's Deferred Compensation Plan.







                                 NUMBER OF SHARES        NUMBER OF DEFERRED

                                 OF COMMON STOCK         COMMON STOCK UNITS

       NAME                   BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED (2)

-----------------------------------------------------------------------------

  Dean H. Anderson                       7,350(7)              3,261

  E. Dean Flynn                         12,651(3)(4)(5)       10,679

  Robert R. Friedl                       8,001(3)(4)               0

  Terry D. Growcock                     24,888(3)(4)(6)        5,542

  Maurice D. Jones                          87(3)(4)              12

  James P. McCann                        5,952(7)(8)          17,254

  George T. McCoy                       14,625(7)(9)               0

  Thomas G. Musial                      20,974(3)(4)(10)       8,863

  Guido R. Rahr, Jr.                    11,777(7)                  0

  Gilbert F. Rankin, Jr.                31,078(7)                  0

  Bruce C. Shaw                         66,321(3)(4)(11)      25,463

  Robert C. Stift                        1,750(7)(12)            144

  Glen E. Tellock                        5,596(3)(4)(13)       1,856

  Robert S. Throop                      23,360(7)             19,033

--------------------------------------------------------------------

  All Executive Officers

     and Directors

     as a group (14 persons)         1,395,822(14)            92,107


----------------------------

(1)Unless otherwise noted, the specified persons have sole voting power and sole dispositive power as to the indicated shares.

   Share information has been adjusted to reflect the Company's March

   31, 1999 3-for-2 stock split which was effected as a 50% stock dividend.



(2)The Company has the sole right to vote all shares of Common Stock underlying the deferred Common Stock units held in the Deferred

   Compensation Plan Trust.  The independent trustee of the Trust has dispositive power as to such shares.



(3)  For the following current and former executive officers, includes the indicated number of shares which were held in their respective

   RSVP Profit Sharing Plan accounts as of December 31, 1999, as to which they have sole voting power and shared investment power:  E.

   Dean Flynn - 4,438, Robert R. Friedl - 8,001, Terry D. Growcock -

   2,160, Maurice D. Jones - 87, Thomas G. Musial - 5,176, Bruce C.

   Shaw - 5,236, and Glen E. Tellock - 4,300.



(4)Reflects shares beneficially owned under the RSVP Profit Sharing

   Plan, as amended effective April 1, 1999 to provide that, after

   July 1, 1999, Plan accounts are valued on a daily basis.



(5)Mr. Flynn ceased to be an executive officer of the Company in

   October 1999.  The number of shares beneficially owned for Mr.

   Flynn is provided as of December 31, 1999, except for 4,275 shares which Mr. Flynn has the right to acquire pursuant to the 1995

   Stock Plan within sixty days following the record date for the

   Annual Meeting.



(6)  Includes 22,728 shares as to which voting and investment power is shared with spouse.



(7)Includes 750 shares which the director has the right to acquire pursuant to the 1999 Non-Employee Director Stock Option Plan within sixty days following the record date for the Annual

   Meeting.



(8)  Includes 1,112 shares as to which voting and investment power is shared with spouse.



(9)  Includes 13,875 shares held in trust under which Mr. McCoy and his spouse are co-trustees, sharing voting and investment power.



(10) Includes 5,031 shares which Mr. Musial has the right to acquire pursuant to the 1995 Stock Plan within sixty days following the record date for the Annual Meeting.



(11) Includes 1,728 shares as to which voting and investment power is shared with spouse.  Also includes 11,953 shares as to which Mr.

   Shaw has the right to acquire pursuant to the 1995 Stock Plan within sixty days following the record date for the Annual

   Meeting.  Also includes 618 shares held by an investment club, of which Mr. Shaw is a member, as to which voting power and

   dispositive power is shared.  Excludes 3,610 shares held by Mr.

   Shaw's spouse directly, and 1,088 shares held by Mr. Shaw's spouse as custodian for their son, as to which he disclaims beneficial ownership.



(12) Includes 1,000 shares as to which voting and investment power is shared with spouse.  Excludes 1,500 shares held by Mr. Stift's spouse directly, as to which he disclaims beneficial ownership.



(13) Includes 396 shares as to which voting and investment power is shared with spouse.  Also includes 900 shares which Mr. Tellock has the right to acquire pursuant to the 1995 Stock Plan within sixty days following the record date for the Annual Meeting.

   Excludes 150 shares held by Mr. Tellock's spouse as custodian for their daughter.



(14) Includes 40,839 shares as to which voting and investment power are shared and 962,946 shares, as of December 31, 1999, held by the RSVP Profit Sharing Plan Trust (persons within the group hold sole voting power with respect to 29,398 of these shares, and share investment power with respect to all of these shares (by virtue of the Plan's administration by an investment committee of executive officers)).  Also includes 227,864 shares, at February

   23, 2000, as to which the Company, through certain officers, have sole voting power under the Deferred Compensation Plan Trust.




       SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Pursuant to Section 16(a) of the Securities Exchange Act of 1934,

as amended, the Company's directors, its executive officers, and any persons who beneficially own more than 10% of the Company's Common

Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and

Exchange Commission (the "Commission") and the New York Stock

Exchange.  Specific due dates for those reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal year 1999.  Based solely on its review of the copies of such reports received by it and written representations that no other reports were required, the

Company believes that during fiscal year 1999 its executive officers and directors complied with all such applicable filing requirements.








1.  ELECTION OF DIRECTORS




     Two directors are to be elected at the Annual Meeting and will hold office for a three year term expiring in the year 2003, or until their respective successors are duly elected and qualified.  The names of the nominees of management and the continuing Board members are set forth below, along with additional information regarding such persons.

Nominees Mr. Growcock and Mr. McCoy are presently serving as directors of the Company.



     The election shall be determined by a plurality of the votes duly cast.  It is intended that the shares represented by proxies in the accompanying form will be voted for the election of the nominees listed below, unless a contrary direction is indicated.  The two nominees have indicated that they are able and willing to serve as directors.  However, if any of the nominees should be unable to serve,

an eventuality which management does not contemplate, it is intended that the proxies will vote for the election of such other person or persons as management may recommend.


                                THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES

                                                      WHOSE NAMES FOLLOW.

                                                                                                         YEAR FIRST

                                                     POSITION WITH                                       ELECTED OR

                                                    COMPANY OR OTHER                                     APPOINTED

   NAME                                                OCCUPATION                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------



                                           NOMINEES FOR ELECTION TO BOARD OF DIRECTORS



       FOR THREE YEAR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2003

Terry D. Growcock        President and Chief Executive Officer (since 7/98) of the Company;

   (Age 54)              previously President and General Manager of Manitowoc Ice, Inc.

                         (8/96-7/98), a subsidiary of the Company; Executive Vice President and General Manager of Manitowoc Equipment Works (7/94-8/96),

                         a division of the Company; and Vice President and General Manager

                         (8/93-7/94) of the Robertshaw Tennessee Division (automotive

                         controls manufacturer), a Knoxville, TN subsidiary of Siebe plc. (3)              1998



George T. McCoy  .       Retired (4/86); former Chairman of the Board (1985-4/86) of Guy F.

   (Age 80)              Atkinson Company, San Bruno, CA (industrial and heavy

                         construction) (1)(2)(3)                                                           1986





                                             MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE



     FOR THREE YEAR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2002

Dean H. Anderson         Senior Vice President - Strategic Development (since 7/97) and

   (Age 59)              Vice President - Strategic Development (2/95-7/97) of ABB Vetco

                         Gray Inc., Houston, TX (oilfield equipment manufacturer with concentration on subsea oil and gas production systems); previously

                         President (1/90-1/95) of Foster Valve Corporation, Houston, TX

                         (oilfield manufacturer) (1)(2)                                                    1992



James P. McCann  .       Retired (12/92); former Vice Chairman, President and Chief

   (Age 70)              Operating Officer (3/91-12/92) of Bridgestone/Firestone, Inc.,

                         Nashville, TN (tire manufacturer) (3)(4)                                          1990



Robert S. Throop         Retired (12/96); former Chairman and Chief Executive Officer

   (Age 62)              (since 12/84) of Anthem Electronics, Inc., San Jose, CA

                         (manufacturer and distributor of electronic products); Director of

                         Arrow Electronics, Inc. and The Coast Distribution System

                         (2)(3)(4)                                                                         1992



     FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2001


Gilbert F. Rankin, Jr.   Retired (9/87); former Administrative Director, College of

   (Age 67)              Engineering, Cornell University, Ithaca, NY (1)(4)                                1974



Robert C. Stift  .       Chairman and Chief Executive Officer (since 8/99) of Lighting

   (Age 58)              Corporation of America, Hagerstown, MD (manufacturer of

                         commercial, industrial and residential lighting products, a subsidiary of U.S. Industries); previously Chairman and Chief

                         Executive Officer (6/98-8/99) of USI Diversified Products

                         Company, Hagerstown, MD (manufacturer of industrial and

                         consumer products, a business unit of U.S. Industries) and

                         Chairman and Chief Executive Officer (5/92-4/98) of Grove

                         Worldwide (Division of Hanson PLC), Shady Grove, PA

                         (construction equipment manufacturer) (1)(4)                                     1998

------------------------------

(1)Member of Audit Committee.

(2)Member of Compensation and Benefits Committee.

(3)Member of Executive Committee.

(4)Member of Nominating Committee.




               MEETINGS OF THE BOARD AND ITS COMMITTEES





     During the fiscal year ended December 31, 1999, the Board of

Directors met four times.  No member of the Board missed any of the meetings held by the Board or the committees on which he served.



     The Company has standing Audit, Compensation and Benefits,

Executive, and Nominating Committees of the Board of Directors.

During 1999, the Nominating Committee formed a Corporate Governance

Subcommittee of the Nominating Committee.  In the fiscal year ended

December 31, 1999, there were two meetings of the Audit Committee,

four meetings of the Compensation and Benefits Committee, four meetings of the Executive Committee, two meetings of the Nominating

Committee, and two meetings of the Corporate Governance Subcommittee.



     The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants and reviews with the independent accountants the Company's management policies and procedures with respect to internal auditing and accounting controls.  The Compensation and Benefits Committee determines the compensation of the Company's executive officers,

reviews management's recommendations as to the compensation of other key personnel, and administers the Company's Economic Value Added

Bonus Plan (the "EVA Plan") and the 1995 Stock Plan.  The Executive

Committee discharges certain of the responsibilities of the Board of

Directors when the Board is not in session and reviews and makes recommendations concerning proposed major corporate transactions.  The

Nominating Committee provides the methodology for selection of candidates, including the specifications, for the position of Chief

Executive Officer of the Company.  The Nominating Committee does not have a policy to consider nominees recommended by shareholders.

During 1999, the Corporate Governance Subcommittee prepared and submitted to the Board of Directors for approval, and the Board of

Directors approved, a Corporate Governance Guidelines Policy.





                      COMPENSATION OF DIRECTORS



     Directors of the Company are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof.  In addition, each non-employee director is paid an annual retainer of $25,000 and an additional fee of $1,000 for each meeting of the Board of Directors and any committee thereof attended.

Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.



     Under the Company's Deferred Compensation Plan, each non-employee director may elect to defer all or any part of his annual retainer and meeting fees for future payment upon death, disability, termination of service as a director, a date specified by the participant, or the earlier of any such date to occur.  During 1999, a participating non-

employee director could elect to have his deferred compensation credited to two bookkeeping accounts, the values of which were based upon investments in Common Stock and a balanced fund mutual fund,

respectively.  Beginning in 2000, five additional bookkeeping accounts are available to participants.  They are a Money Market Fund, a Bond

Fund, an Equity Fund, an S&P Index Fund, and a Small Cap Fund.

Participants have no rights as shareholders pertaining to Common Stock units credited to their accounts under the Deferred Compensation Plan.

Distributions with respect to the stock account will be made in shares of Common Stock.  Other account distributions will be made in cash.

Upon a change in control (as defined in the Deferred Compensation

Plan), all restrictions on the distribution of deferred compensation will be automatically terminated and the participant would promptly receive the full balance of his/her account.



     At the Annual Meeting in 1999, the shareholders approved The

Manitowoc Company, Inc. 1999 Non-Employee Director Stock Option Plan.

Pursuant to the terms of that Plan (as amended by the Board of

Directors in 1999), each non-employee director is automatically granted an option to purchase 3,000 shares of Common Stock on the date he becomes a director of the Company, and each continuing non-employee director is thereafter automatically granted an option to purchase

1,500 shares of Common Stock annually on the date of the first meeting of the Board of Directors occurring each calendar year.











                        EXECUTIVE COMPENSATION



     The following table sets forth, for the fiscal years ended

December 31, 1999, December 31, 1998, and December 31, 1997, each component of compensation paid or earned for the Chief Executive

Officer, for each of the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1999, and two former executive officers who would have been among the four other most highly compensated executive officers of the Company but were no longer serving as executive officers at the end of fiscal 1999.




                                                         SUMMARY COMPENSATION TABLE



                                                                                               LONG-TERM

                                                                                              COMPENSATION

                                                                                           AWARDS       PAYOUTS

                                                               ANNUAL COMPENSATION        SECURITIES     LTIP      ALL OTHER

     NAME AND                                              SALARY            BONUS        UNDERLYING    PAYOUTS   COMPENSATION

PRINCIPAL POSITION                    YEAR                   ($)              ($)        OPTIONS/SARS     ($)         ($)

                                                             (1)             (1)(2)         (#)(3)        (4)         (5)

----------------------------------------------------------------------------------------------------------------------------


 Terry D. Growcock                   1999              $400,000            $448,416        36,001      $178,072     $ 63,421

  President and Chief Executive      1998              $277,692            $437,194        24,000      $ 58,310     $ 41,566

  Officer



 Thomas G. Musial                    1999              $170,000            $158,814        13,500     $ 144,030     $ 43,619

  Vice President - Human             1998              $155,192            $136,623         6,000     $  76,533     $ 38,164

  Resources and Administration       1997              $135,000            $123,186         8,400     $  30,333     $ 34,439



 Glen E. Tellock                     1999              $145,385            $124,177         6,000     $  69,911     $ 31,068

  Vice President - Finance and       1998              $112,300            $ 74,008         1,600     $  34,826     $ 27,881

  Treasurer (10/98-9/99); Vice

  President, Chief Financial

  Officer and Treasurer (9/99-

  Present)



 Bruce C. Shaw                       1999              $135,000            $ 90,045         6,001     $ 44,955      $ 40,603

  President and General Manager      1998              $134,808            $100,822         4,000     $143,531      $ 46,737

  (Bay Shipbuilding Co.) and         1997              $124,584            $ 90,472         6,000     $103,520      $ 48,284

  Executive Vice President

  (Manitowoc Marine Group, LLC)



 Maurice D. Jones                   1999              $ 66,346             $ 49,584         3,000      $     0     $ 53,295(7)

  General Counsel (7/99-10/99)

  and Secretary (10/99-Present)(6)



 Robert R. Friedl                   1999              $162,692             $219,537        15,000      $203,769    $389,122(9)

  Senior Vice President and         1998              $217,692             $191,272        10,000      $110,860    $ 27,444

  Chief Financial Officer (8)       1997              $200,000             $182,498        15,000      $ 46,418    $ 26,623



 E. Dean Flynn                      1999              $103,000            $  69,022         2,401      $103,460    $ 38,090

  Secretary (2/93-10/99) and        1998              $106,846            $  93,814         3,200      $ 58,647    $ 33,273

  Manager - Corporate Insurance     1997              $100,000            $  91,249         4,800      $ 23,493    $ 26,181

  (1/90-10/99); Manager - Property

  and Risk (10/99-Present) (10)


---------------------------------

(1)  Compensation deferred at the election of an executive officer pursuant to the Company's Deferred Compensation Plan is included in the year earned.  Under that Plan, an executive officer may elect to defer up to 40% of base compensation and up to 100% of any incentive compensation.


(2)Reflects bonus earned and accrued during the year indicated

   without regard to any bonus bank balance under the EVA Plan that may have existed at the beginning of that year, and paid at the beginning of the next fiscal year.



(3)  Consists entirely of stock options under the 1995 Stock Plan.

   Share information has been adjusted to reflect the Company's March

   31, 1999 3-for-2 stock split which was effected as a 50% stock dividend, and its June 30, 1997 3-for-2 stock split which was effected as a 50% stock dividend.



(4)Reflects that portion of the bonus bank balance under the EVA Plan existing at the beginning of the year indicated, and paid at the beginning of the next fiscal year.



(5)The 1999 amounts include:  (a) the Company's contributions to the

   RSVP Profit Sharing Plan as follows:  Terry D. Growcock - $27,983,

   Thomas G. Musial - $27,983, Glen E. Tellock - $27,983, Bruce C.

   Shaw - $26,584, Maurice D. Jones - $10,087, Robert R. Friedl -

   $27,983, and E. Dean Flynn - $27,389; (b) premiums paid by the

   Company relating to key man group life insurance as follows:

   Terry D. Growcock - $827, Thomas G. Musial - $827, Glen E. Tellock

   - $620, Bruce C. Shaw - $827, Maurice D. Jones - $0, Robert R.

   Friedl - $827, and E. Dean Flynn - $827; and (c) Company

   contributions to the Deferred Compensation Plan as follows:  Terry

   D. Growcock - $34,611, Thomas G. Musial - $14,809, Glen E. Tellock

   - $2,465, Bruce C. Shaw - $13,192, Maurice D. Jones - $401, Robert

   R. Friedl - $1,188, and E. Dean Flynn - $9,874.



(6)Mr. Jones joined the Company as General Counsel in July 1999 and became an executive officer of the Company in October 1999.



(7)  Mr. Jones was paid $42,807 in connection with relocation expenses.



(8)  Mr. Friedl ceased to be an executive officer of the Company in

   August 1999.



(9)In connection with the termination of his status as an executive officer, Mr. Friedl received his EVA bonus bank balance of

   $286,816 and severance pay of $72,308.



(10) Mr. Flynn ceased to be an executive officer of the Company in

   October 1999.










     The following table sets forth information regarding stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.



                                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR





                                                                                            POTENTIAL REALIZABLE

                                                                                              VALUE AT ASSUMED

                      INDIVIDUAL GRANTS (1)                                                ANNUAL RATES OF STOCK

                                                                                             PRICE APPRECIATION

                                                                                             FOR OPTION TERM (2)
------------------------------------------------------------------------------------     -------------------------


                                             PERCENT OF

                       NUMBER OF               TOTAL

                      SECURITIES            OPTIONS/SARS     EXERCISE

                      UNDERLYING             GRANTED TO      OR BASE

                     OPTIONS/SARS          EMPLOYEES IN       PRICE        EXPIRATION

      NAME          GRANTED (#)(3)          FISCAL YEAR      ($/SH)           DATE          5% ($)         10% ($)

-------------------------------------------------------------------------------------------------------------------

 Terry D. Growcock      36,001                  16.25%      $25.5833       2/16/2009      $ 579,227    $ 1,467,876

 Thomas G. Musial       13,500                   6.09%      $25.5833       2/16/2009      $ 217,204    $   550,438

 Glen E. Tellock         6,000                   2.71%      $25.5833       2/16/2009      $  96,535    $   244,639

 Bruce C. Shaw           6,001                   2.71%      $25.5833       2/16/2009      $  96,551    $   244,680

 Maurice D. Jones        3,000                   1.35%      $25.5833       7/19/2009      $ 115,663    $   229,636

 Robert R. Friedl       15,000                   6.77%      $25.5833      11/30/1999      $  19,187    $    38,375

 E. Dean Flynn           2,401                   1.08%      $25.5833       2/16/2009      $  38,630    $    97,896

---------------------------

(1)Consists of incentive and non-qualified stock options to purchase shares of Common Stock granted on February 16, 1999 for Messrs.

   Growcock, Musial, Tellock, Shaw, Freidl, and Flynn, and on July

   19, 1999 for Mr. Jones, pursuant to the 1995 Stock Plan.  These options have an exercise price equal to the fair market value of

   Common Stock on the date of grant.  The options vest in 25%

   increments annually beginning two years after the date of grant and are fully exercisable five years after such date.  Upon certain extraordinary events (e.g., the acquisition by a person of

   30% or more of the Company's voting stock, a change in the majority of individuals constituting the Board of Directors, or shareholder approval of a plan of merger or liquidation) as described in the 1995 Stock Plan, these options will become immediately exercisable.  The Compensation and Benefits Committee of the Board of Directors, which administers the 1995 Stock Plan,

   has the right to accelerate vesting of the options.  The options were granted for a term of ten years, subject to earlier

   termination in certain events related to termination of

   employment.



(2)The dollar amounts in these columns are the result of calculations at the 5% and 10% stock appreciation rates set by the Commission and therefore do not forecast possible future appreciation, if any, of the Common Stock price.



(3)  Share information has been adjusted to reflect the Company's

   March 31, 1999 3-for-2 stock split which was effected as a 50%

   stock dividend.





     The following table sets forth the number of options and the value of such options held at the end of the last fiscal year by the executive officers named in the Summary Compensation Table.


                                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                                                   AND FISCAL YEAR-END OPTION/SAR VALUES





                                                                                NUMBER OF

                           SHARES                                         SECURITIES UNDERLYING          VALUE OF UNEXERCISED

                          ACQUIRED                                             UNEXERCISED                   IN-THE-MONEY

                             ON              VALUE                           OPTIONS/SARS AT               OPTIONS/SARS AT

                        EXERCISE(#)       REALIZED($)                   FISCAL YEAR-END (#)(1)(2)       FISCAL YEAR-END ($)(3)

------------------------------------------------------------------------------------------------------------------------------



                                                                               EXERCISABLE/                  EXERCISABLE/

     NAME                                                                     UNEXERCISABLE                 UNEXERCISABLE

------------------------------------------------------------------------------------------------------------------------------

 Terry D. Growcock        18,932           $387,220                           5,594/103,051               $116,833/$848,948

 Thomas G. Musial          5,882           $171,591                           5,031/ 37,773               $ 84,106/$364,461

 Glen E. Tellock             0                $0                                900/ 11,100               $ 12,067/$ 79,775

 Bruce C. Shaw               0                $0                             11,953/ 24,575               $258,662/$273,800

 Maurice D. Jones            0                $0                               0   /  3,000                   $0  /$ 19,813

 Robert R. Friedl         32,345           $553,244                           3,750/     0                $  6,172/     $0

 E. Dean Flynn             3,938           $125,805                           4,275/ 17,412               $ 79,229/$206,697

-----------------------------

(1)No SARs were outstanding at the end of fiscal 1999.



(2)  Share information has been adjusted to reflect the Company's

   March 31, 1999 3-for-2 stock split which was effected as a 50%

   stock dividend.



(3)  Based upon the difference between the option exercise prices and the $34.00 closing sale price of Common Stock on the New York

   Stock Exchange at the end of fiscal 1999.




     As described in more detail in the "Report of the Compensation and Benefits Committee on Executive Compensation" below, the EVA Plan requires that bonuses payable to executive officers in excess of their target bonuses be banked and remain at risk.  One third of a positive

"bonus bank" balance is paid out at the end of each year.  A negative bonus in any year is subtracted from the outstanding bonus bank balance.  The amounts of the banked contingent incentive compensation awarded for fiscal 1999 to the executive officers named in the Summary

Compensation Table are as follows:



                 LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR





                                      PERFORMANCE OR    ESTIMATED FUTURE PAYOUTS UNDER

                          AMOUNTS      OTHER PERIOD      NON-STOCK PRICE-BASED PLANS

                                                       -------------------------------

                           BANKED    UNTIL MATURATION

    NAME                    ($)         OR PAYOUT        MINIMUM ($)      MAXIMUM ($)

--------------------------------------------------------------------------------------

 Terry D. Growcock        $415,584       2000-2002           $0              $415,584

 Thomas G. Musial         $147,186       2000-2002           $0              $147,186

 Glen E. Tellock          $115,085       2000-2002           $0              $115,085

 Bruce C. Shaw            $ 44,955       2000-2002           $0              $ 44,955

 Maurice D. Jones         $ 45,954       2000-2002           $0              $ 45,954

 Robert R. Friedl            $0             N/A              $0                 $0

 E. Dean Flynn            $ 63,968       2000-2002           $0              $ 63,968








          REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

                      ON EXECUTIVE COMPENSATION



                               OVERVIEW



     The Company's Compensation and Benefits Committee (the

"Committee"), which is comprised of three outside directors of the

Company, is responsible for considering and approving compensation arrangements for senior management of the Company, including the

Company's executive officers.  The goals of the Committee in establishing annual compensation for senior management are as follows:

(i) to attract and retain key executives who will assure real growth of the Company and its operating subsidiaries and divisions; and (ii)

to provide strong financial incentives, at a reasonable cost to the

Company's shareholders, for senior management to enhance the long-term value of the shareholders' investment in the Company.



     Executive compensation consists of the following components:



      *Base salary compensation;

      *Short-term incentive compensation (the Economic Value Added

       Bonus Plan); and

      *Long-term incentive compensation (the 1995 Stock Plan).





                             BASE SALARY



     Base salary compensation is set to be competitive with comparable positions at other durable goods manufacturing companies of similar size.  The Committee references survey data of comparable companies obtained from a major compensation and benefits consulting firm and sets proposed base salaries at a level about equal to the midpoint of the survey data.  Base salaries of individual executive officers can vary from this salary benchmark based on a subjective analysis of such factors as the scope of the executive officer's experience, current performance and future potential, along with the Company's financial performance.





            THE ECONOMIC VALUE ADDED COMPENSATION PROGRAM



     The EVA Plan is an incentive compensation program, first

effective during the 1994 fiscal year, which provides for annual bonuses for all executive officers of the Company along with certain other officers and key employees of the Company and its subsidiaries,

if their performance adds value for Company shareholders.  The

Committee's objective under the EVA Plan is to provide an incentive share portion of compensation which will result in higher total compensation opportunities than the median total compensation of peer companies in years in which the Company performs well.  Similarly, the incentive share portion of compensation payable to EVA Plan

participants is expected to result in lower total compensation opportunities than the median total compensation of comparable companies in years in which the Company performs poorly.



     Bonuses payable under the program are determined based on

improvements in Economic Value Added ("EVA"), which is a technique developed by Stern Stewart & Co., a financial consulting firm based in

New York, that measures the economic profit generated by a business.

EVA is equal to the difference between (i) net operating profit after tax, defined as operating earnings adjusted to eliminate the impact of, among other things, certain accounting charges such as

amortization of good-will and bad debt reserve expenses, and (ii) a capital charge, defined as capital employed times the weighted average cost of capital.



     Participants are divided into eleven classifications which have target bonus levels ranging from 2% to 60% of base salary.  It is intended that the assignment of a particular classification correspond with a position's relative effect on the Company's performance.



     Under the EVA Plan, bonuses are awarded to each Plan participant based on the improvement in EVA for the participant's business unit.

To measure the improvement (or deterioration) in EVA, an EVA target is set yearly for each business unit based on the average of the prior fiscal year's target and actual EVA plus the expected improvement in

EVA for the current fiscal year.  If the annual improvement in EVA is in excess of the targeted improvement, the bonus calculation will produce an amount in excess of the participant's target bonus.  If the annual improvement in EVA is less than the targeted improvement, the bonus calculation will produce an amount less than the individual's target bonus.  Bonuses payable under the EVA Plan are not subject to any minimum or maximum.  In fiscal 1999, the performance of the

Company and its business units resulted in Plan compensation ranging from a negative 417% to a positive 524% of their targets.



     In order to encourage a long-term commitment by executive

officers and other key employees to the Company and its shareholders,

the EVA Plan requires that two thirds of any bonus earned in a given year in excess of the target bonus be deferred in a "bonus bank" for possible future payout by the Company.  One third of a positive bonus bank balance is paid out each year.  Consequently, the total bonus payable in any given period consists of the individual's target bonus,

plus (or minus) the participant's fixed share of EVA improvement and plus (or minus) a portion of the bonus bank balance.  A bonus bank account is considered "at risk" in the sense that in any year EVA performance results in a bonus amount which is negative, the negative bonus amount is subtracted from the outstanding bonus bank balance.

In the event that the outstanding bonus bank balance at the beginning of the year is negative, the bonus paid for that year is limited to the aggregate of one third of the positive bonus earned up to the target bonus and one third of any positive bonus bank balance after applying the remaining portion of the bonus earned for the year against the negative balance in the bonus bank.  The executive is not expected to repay negative balances in the bonus bank.  In the event that an executive voluntarily terminates employment with the Company,

the bonus bank balance is subject to forfeiture.





                         THE 1995 STOCK PLAN



     At the 1996 Annual Meeting of Shareholders, the shareholders of the Company approved The Manitowoc Company, Inc. 1995 Stock Plan,

pursuant to which incentive stock options, non-qualified stock options, restricted stock, and limited stock appreciation rights may be granted to key employees of the Company.  In fiscal 1999, stock options to purchase a total of 200,557 shares were granted to certain key employees selected by the Committee.  The options vest in 25%

increments annually beginning two years after the date of grant and are fully exercisable five years after such date.





                      DEFERRED COMPENSATION PLAN



     The purpose of the Deferred Compensation Plan is to attract and retain well-qualified persons for service as non-employee directors of the Company or as key employees and to promote identity of interest between the Company's non-employee directors and key employees and its shareholders.  Eligibility is limited to non-employee directors and key employees of the Company.



     A non-employee director may make a deferral election with respect to all or part of his compensation, in increments of 5%.

Compensation, for purposes of a non-employee director, means retainer fees paid for service as a member of the Board of Directors and for service on any Board committee, including attendance fees.



     A key employee participant may elect to defer, in whole

percentages, up to 40% of regular pay and up to 100% of incentive bonuses.  Credits to deferred compensation accounts for key employees will also include a contribution equal to the amount of deferred compensation of the key employee for the plan year (subject to a maximum of 25% of eligible compensation) multiplied by the rate of fixed and variable profit sharing contributions that the participant has received from his employer for the year under the RSVP Profit

Sharing Plan plus one percent.  Non-employee directors are not eligible to receive Company contributions under the Deferred

Compensation Plan.



     During 1999, the investment options available to participants under the Deferred Compensation Plan were a bookkeeping account, the value of which is based on investments in Common Stock, and a bookkeeping account, the value of which is based on investments in a balanced mutual fund.  Beginning in 2000, five additional bookkeeping accounts are available to participants.  They are a Money Market Fund,

a Bond Fund, an Equity Fund, an S&P Index Fund, and a Small Cap Fund.

Participants have no rights as shareholders pertaining to Common Stock units credited to their accounts under the Deferred Compensation Plan.



     The Board of Directors may at any time terminate or amend the

Deferred Compensation Plan, except that no termination or amendment may reduce any account balance accrued on behalf of a participant based on deferrals already made or divest any participant of rights to which such person would have been entitled if the Deferred

Compensation Plan had been terminated immediately prior to the effective date of such amendment.  No amendment may become effective until shareholder approval is obtained if the amendment materially increases the benefits accruing to participants under the Deferred

Compensation Plan, materially increases the aggregate number of shares of Common Stock that may be issued under the Deferred Compensation

Plan, or materially modifies the eligibility requirements for Deferred

Compensation Plan participation.  There is no time limit on the duration of the Deferred Compensation Plan.





                 CHIEF EXECUTIVE OFFICER COMPENSATION



     The factors used to determine the annual base salary and

incentive compensation for Mr. Terry D. Growcock, the Company's Chief

Executive officer ("CEO"), are the same as those described above for all executive officers.  Mr. Growcock's base salary during fiscal year

1999 was $400,000, which the Committee determined to be appropriate based upon the midpoint salary compensation of other CEOs of similarly sized durable goods manufacturing companies (as determined by the above-mentioned salary survey data) as well as a subjective evaluation of Mr. Growcock's individual performance and the Company's overall performance.



     Mr. Growcock's EVA target bonus level for fiscal 1999 was 60% of base salary.  As a result of the Company achieving EVA Plan results in excess of targeted goals, Mr. Growcock was paid incentive compensation of $626,488, and $415,584 was added to his bonus bank, bringing his bonus bank total to $622,197.



     Based on a subjective consideration of the factors cited above for all grants under the 1995 Stock Plan, in fiscal 1999, Mr. Growcock was granted an incentive stock option for 3,908 shares of Common Stock and a non-qualified stock option for 32,093 shares of Common Stock (in each case as adjusted to reflect the Company's March 31, 1999 3-for-2 stock split which was effected as a 50% stock dividend).





             TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION




     Section 162(m) of the Internal Revenue Code of 1986, as amended

(the "Code"), limits the Company's federal income tax deduction to

$1,000,000 per year for compensation to its CEO and any of its four other highest paid executive officers.  Qualified performance-based compensation is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied.  Certain awards under the proposed 1995 Stock Plan are intended to qualify for the performance-based compensation exception under Section 162(m).  It is the Committee's intent to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with the best interests of the Company and its shareholders.



                                   COMPENSATION AND BENEFITS COMMITTEE



                                   George T. McCoy, Chairman

                                   Dean H. Anderson

                                   Robert S. Throop





                          PERFORMANCE GRAPH





     The following graph sets forth the cumulative total shareholder return, including reinvestment of dividends on a quarterly basis, on

Common Stock during the preceding five fiscal years, as compared to the cumulative total returns of the Standard and Poor's ("S&P") 500

Composite Stock Index and the S&P Diversified Machinery Stock Index.

The graph assumes $100 was invested on December 31, 1994 in Common

Stock, the S&P 500 Composite Stock Index and the S&P Diversified

Machinery Stock Index.





                                  TOTAL SHAREHOLDER RETURNS

                                   (Dividends Reinvested)





                                             Indexed Returns Years Ending

Company/Index               Dec. 94    Dec. 95    Dec. 96    Dec. 97    Dec. 98    Dec. 99

-------------------------------------------------------------------------------------------

The Manitowoc Company       $100.00    $146.99    $298.56    $364.87    $504.53    $584.48

S&P 500 Index               $100.00    $137.55    $169.11    $225.52    $289.96    $350.93

S&P Diversified

   Machinery Index (500)    $100.00    $140.81    $187.77    $258.59    $317.23    $355.28











                   CONTINGENT EMPLOYMENT AGREEMENTS



     The Company has entered into Contingent Employment Agreements

(the "Employment Agreements") with Messrs. Growcock, Musial, Tellock,

Shaw, and Jones, and certain other key executives of the Company and certain subsidiaries.  The Employment Agreements provide that in the event of a change in control of the Company, as defined therein, each executive will continue to be employed by the Company for a period of three years thereafter.  Under the Employment Agreements, each executive will remain employed at the same position held as of the change in control date, and will receive a salary at least equal to the salary in effect as of such date, plus all bonuses, incentive compensation, and other benefits extended by the Company to its executive officers and key employees.  After a change in control, the executive officer's compensation would be subject to upward adjustment at least annually based upon his contributions to the Company's operating efficiency, growth, production, and profits.  The Employment

Agreements terminate prior to the end of the three year period noted

above if the executive first attains the age of 65, voluntarily retires from the Company, or is terminated by the Company "for cause,"

as defined therein.  In the event the executive is terminated by the

Company without cause, the executive would be entitled to receive a monthly amount equal to the base salary and benefits the executive would have otherwise been paid but for the termination, through the end of the three year employment period.  The Employment Agreements are terminable by either party at any time prior to a change in control.








2.  MISCELLANEOUS






                            OTHER MATTERS



     Management knows of no business which will be presented for action at the Annual Meeting other than as set forth in the Notice of

Annual Meeting accompanying this Proxy Statement.  If other matters do properly come before the Annual Meeting, proxies will be voted in accordance with the best judgment of the person or persons exercising authority conferred by such proxies.




                    INDEPENDENT PUBLIC ACCOUNTANTS



     In accordance with the recommendation of the Audit Committee, and at the direction of the Board of Directors, the Company has retained

PricewaterhouseCoopers LLP as its independent public accountants for the fiscal year ending December 31, 2000.  A representative of

PricewaterhouseCoopers LLP is expected to be present at the Annual

Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.





                        SHAREHOLDER PROPOSALS



     Shareholder proposals for the Annual Meeting of Shareholders in the year 2001 must be received no later than November 14, 2000 at the

Company's principal executive offices, P.O. Box 66, Manitowoc,

Wisconsin 54221-0066, directed to the attention of the Secretary, in order to be considered for inclusion in next year's Annual Meeting proxy material under the Securities and Exchange Commission's proxy rules.



     Under the Company's Bylaws, written notice of shareholder

proposals for the 2001 Annual Meeting of Shareholders of the Company

which are not intended to be considered for inclusion in next year's

Annual Meeting proxy material (shareholder proposals submitted outside the processes of Rule 14a-8) must be received not less than 50 nor more than 75 days prior to such Annual Meeting, directed to the attention of the Secretary, and such notice must contain the information specified in the Company's Bylaws.



     A copy (without exhibits) of the Company's Annual Report to the

Securities and Exchange Commission on Form 10K for the fiscal year ended December 31, 1999 has been provided with this Proxy Statement.

It is also available through Manitowoc's website (www.manitowoc.com).

In addition, the Company will provide to any shareholder, without charge, upon written request of such shareholder, an additional copy of such Annual Report.  Such requests should be addressed to Maurice

D. Jones, General Counsel and Secretary, The Manitowoc Company, Inc.,

P.O. Box 66, Manitowoc, Wisconsin 54221-0066.



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WHETHER OR

NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE

REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS SOON

AS POSSIBLE.









                                   By Order of the Board of Directors







Manitowoc, Wisconsin                         MAURICE D. JONES

March 20, 2000                          General Counsel and Secretary




APPENDIX B                             APPENDIX TO THE PROXY STATEMENT
                                                PROXY CARD




                     THE MANITOWOC COMPANY, INC.
       Proxy/Voting Instructions Solicited on Behalf of the
                          Board of Directors
          for Annual Meeting of Shareholders on May 2, 2000


P  The undersigned holder of Common Stock of The Manitowoc Company,
   Inc. hereby appoints Terry D. Growcock and Maurice D. Jones, or either of them, with full power of substitution, to act as proxy for and
R to vote all of the shares of Common Stock of the undersigned at the Annual Meeting of Shareholders of The Manitowoc Company, Inc.
   to be held at the Holiday Inn Manitowoc located at 4601 Calumet
O  Avenue, Manitowoc, Wisconsin, at 9:00 a.m., C.D.T., Tuesday,
   May 2, 2000, or any adjournment thereof, as follows:


X  1.     Election of Directors.
          Nominees:  Terry D. Growcock and George T. McCoy;

Y
   2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof;


   all as set out in the accompanying Notice and Proxy
   Statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

   If you hold shares of Company Common Stock in the Dividend
   Reinvestment Plan or RSVP Profit Sharing Plan, this proxy constitutes voting instructions for any shares so held by the undersigned.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.


Comments:___________________________________________     SEE REVERSE
                                                            SIDE

(If you have written in the above space, please mark the "comments" box on the reverse side of the card.)






      Please mark your                                      7831
[ x ] vote as in this
      example.


This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" Proposal 1.


The Board of Directors recommends a vote FOR Proposal 1.
--------------------------------------------------------------------


 1.  Election of Directors.
     (see reverse)

        [  ]   FOR
        [  ]   WITHHELD



 For, except vote withheld as to the following nominee(s):

 _____________________________________________________________





                    PLEASE MARK BOXES IF APPLICABLE
                    --------------------------------

                    Yes, I will attend the Annual Meeting of
                    Shareholders on Tuesday, May 2, 2000       [  ]

                    Comments (please see reverse side)         [  ]


                    Please sign exactly as name appears hereon. Joint owners should sign individually. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer.


                    ________________________________________________
                    Signature                                 Date

                    ________________________________________________
                    Signature (if held jointly)               Date



                       * FOLD AND DETACH HERE *






                                                THIS IS YOUR PROXY,
                                              YOUR VOTE IS IMPORTANT.


        FOR PERSONAL ASSISTANCE IN ANY OF THE FOLLOWING AREAS:


 * LOST DIVIDEND CHECKS - ADDRESS CHANGES - LOST OR STOLEN STOCK
   CERTIFICATES.

 * DIVIDEND REINVESTMENT PLAN - Dividends automatically reinvested in your account to purchase additional shares of Manitowoc Common Stock.

 * DIRECT DEPOSIT - Have your Manitowoc Company, Inc. quarterly dividends electronically deposited into your checking or savings account on dividend payment date.

 * VERIFICATION OF THE NUMBER OF MANITOWOC SHARES IN YOUR ACCOUNT.

 * NAME CHANGES AND TRANSFER OF STOCK OWNERSHIP - In the event of marriage, death and estate transfers, gifts of stock to minors in custodial accounts, etc.

 * CONSOLIDATION OF ACCOUNTS - Eliminates multiple accounts for one holder and certain duplicate shareholder mailings going to one address (dividend checks, annual reports and proxy materials would continue to be mailed to each shareholder).


       FIRST CHICAGO'S                       OR WRITE TO
     SHAREHOLDER SERVICES CENTER        First Chicago Trust Company
        1-800-519-3111                    a Division of Equiserv
                                        P.O. Box 2500
                                        Jersey City, NJ 07303-2500